UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

March 1, 2016
Date of Report (Date of Earliest Event Reported)

HEWLETT PACKARD ENTERPRISE COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	001-37483	47-3298624
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 HANOVER STREET, PALO ALTO, CA		94304
(Address of principal executive offices)		(Zip code)

(650) 687-5817
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

Effective at the beginning of the first quarter of fiscal 2016, Hewlett Packard Enterprise Company (“the Company”) implemented certain organizational changes to align its segment financial reporting more closely with its current business structure. This resulted in (i) the consolidation within the Enterprise Group segment of the Industry Standard Servers and Business Critical Systems business units into the newly formed Servers business unit; and (ii) the transfer of certain cloud-related marketing headcount activities from the Corporate Investment segment to the Enterprise Group segment.

To provide improved visibility and comparability, the Company has reflected these changes to its segment information retrospectively to the earliest period presented, which has resulted in the consolidation within the Enterprise Group segment of net revenue from the Industry Standard Servers and Business Critical Systems business units into the Servers business unit; and the transfer of operating expense from the Corporate Investments segment to the Enterprise Group segment.

These changes had no impact on the Company’s previously reported combined and consolidated net revenue, earnings from operations, net earnings or net earnings per share. As a result of this change, The Company has released modified quarterly and full year segment financial results and statements of business unit revenue for fiscal 2015 and 2014, which are attached hereto as Exhibit 99.1. Exhibit 99.1 is furnished herewith and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), except as expressly set forth by specific reference in such filing.

In addition, on March 1, 2016, Hewlett Packard Enterprise Company (“the Company”) issued a press release providing adjusted non-GAAP diluted net earnings per share (“EPS”) and adjusted cash flow figures for fiscal year 2015.  The adjusted figures are released in order to provide a more useful representation of fiscal 2015 diluted net EPS and cash flow as if HPE had been a stand-alone company during that time. The adjusted figures will be used for year-over-year comparisons to HPE’s fiscal year 2016 financial results. A copy of the press release is attached hereto as Exhibit 99.2.  Exhibit 99.2 is furnished herewith and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act and shall not be deemed incorporated by reference into any filing under the Securities Act.

Item 9.01	Financial Statements and Exhibits.

Exhibit	Description
Number

Exhibit 99.1	Hewlett Packard Enterprise Company’s revised segment financial results and statements of business unit revenue for fiscal 2015 and 2014 (furnished herewith).

Exhibit 99.2	Hewlett Packard Enterprise Companys press release entitled “HPE Provides Adjusted non-GAAP diluted net earnings per share and cash flow figures for fiscal 2015” (furnished herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT PACKARD ENTERPRISE COMPANY

DATE: March 1, 2016	By:	/s/ Rishi Varma
	Name:	Rishi Varma
	Title:	Senior Vice President, Deputy General Counsel and Assistant Secretary